Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

SECURED REVOLVING CREDIT AGREEMENT

Dated as of January 31, 2006

AMENDMENT NO. 1 (this “Amendment”) to the AMENDED AND RESTATED SECURED REVOLVING CREDIT AGREEMENT among MONSTER WORLDWIDE, INC., a Delaware corporation (“Monster Worldwide”), TMP WORLDWIDE LIMITED (“TMPWL”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, BARTLETT SCOTT EDGAR LIMITED (“BSEL”, with TMPWL, the “UK Borrowers”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, the other “Subsidiary Borrowers” party from time to time thereto (each a “Borrower,” collectively the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BANC OF AMERICA SECURITIES, LLC, as sole lead arranger and book manager (in such capacity, the “Lead Arranger”), BANK OF AMERICA, N.A. as administrative agent (in such capacity, the “Administrative Agent”), THE ROYAL BANK OF SCOTLAND plc, as syndication agent (in such capacity, the “Syndication Agent”), and LASALLE BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Documentation Agent”).

PRELIMINARY STATEMENT:

                The Borrowers, the Lenders and the Agents have entered into an Amended and Restated Secured Revolving Credit Agreement, dated as of January 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.  The parties hereto agree as follows:

                SECTION 1.           AMENDMENTS TO CREDIT AGREEMENT

                1.1           Amendment to Section 8.6(b).  Section 8.6(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(b)       Monster Worldwide may repurchase shares of its common stock that are publicly traded (including through the use of Hedge Agreements ancillary to or in conjunction with a share repurchase program, including without limitation, open market purchases and other related strategies) so long as (1) immediately prior to, and after giving effect to such repurchase, no Default or Event of Default shall have occurred or is continuing and (2) the aggregate amount of cash expended by Monster Worldwide during the Revolving Commitment Period pursuant to this clause (b) does not exceed $175,000,000.

                1.2           Amendment to Section 8.7.  Section 8.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

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                8.7. Hedge Agreements.  Enter into any Hedge Agreement, except (a)  Hedge Agreements entered into in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property (including, without limitation, Hedge Agreements entered into in order to effectively fix, cap, collar or exchange interest or currency rates (from fixed to floating rates, from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any.interest-bearing or non-functional currency denominated liability, commitment, asset or investment of the Borrowers or any Subsidiary) and (b) Hedge Agreements permitted by Section 8.6(b), in each case, not for purposes of speculation; provided, however, that such Hedge Agreement does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

SECTION 2.           CONDITIONS TO EFFECTIVENESS

                2.1           Execution and Delivery.   This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each Loan Party and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment.

                SECTION 3.           REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

                Each Loan Party represents and warrants as follows:

                3.1           Representations and Warranties in Credit Agreement.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                3.2           Corporate Power and Authority.  Each Loan Party is duly authorized and empowered to enter into, execute, deliver and perform this Amendment.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of such Loan Party or any consent or the authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (except as specifically contemplated by the Loan Documents); (ii) contravene any Loan Parties’ charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause such Loan Party to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Loan Party; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its Properties may be bound or affected that could reasonably be expected to have a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now

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owned or hereafter acquired by such Loan Party (except as specifically contemplated by the Loan Documents).

                3.3           Legally Enforceable Agreement.  This Amendment is a legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                SECTION 4.           COVENANTS

                4.1           Payment on Demand of Fees, Costs and Expenses.         Monster Worldwide covenants to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, expenses and other charges of counsel for the Administrative Agent) in accordance with the terms of Section 11.5 of the Credit Agreement.

                SECTION 5.           REFERENCE TO AND EFFECT TO THE CREDIT AGREEMENT

                5.1           References.           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                5.2           Full Force and Effect.          The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                5.3           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                SECTION 6.           MISCELLANEOUS

                6.1           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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                6.2           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                SECTION 7.           REAFFIRMATION

                7.1           Subsidiary Guarantor Reaffirmations.  Each Subsidiary Guarantor party hereto hereby consents to this Amendment and acknowledges and reaffirms all of its obligations and undertakings under the Amended and Restated Guarantee and Collateral Agreement to which it is a party.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MONSTER WORLDWIDE, INC., as Borrower

By:	/s/ David Trapani
	Name:	David Trapani
	Title:	Treasurer

TMP WORLDWIDE LIMITED, as Borrower
and UK Borrower

By:	/s/ S.J. Cooney
	Name:	S. J. Cooney
	Title:	CFO-Europe

BARTLETT SCOTT EDGAR LIMITED, as
Borrower and UK Borrower

By:	/s/ S.J. Cooney
	Name:	S.J. Cooney
	Title:	CFO-Europe

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

AGREED AND ACCEPTED BY:
FASTWEB, LLC
FINAID PAGE, INC.
FLIPDOG INC.
MILITARY ADVANTAGE, INC.
MONSTER (CALIFORNIA), INC.
MONSTER, INC.
MONSTER LABS, LLC
MONSTER GOVERNMENT SOLUTIONS, LLC
QUICKHIRE, LLC
INTERNET TECHNOLOGIES, INC.
MONSTERTRAK CORPORATION
TICKLE INC.
EMODE.COM, INC.
TMP WORLDWIDE ADVERTISING & COMMUNICATIONS, INC.
TMP ADVERTISING CORPORATION
INTERFACE INSURANCE AGENCY, INC.
MONSTER WORLDWIDE TECHNOLOGIES, LLC
GENERAL DIRECTORY ADVERTISING SERVICES, INC.
KJB HOLDING CORP.
MONSTER.COM INC.
OCC.COM INC.
TMP FOX ACQUISITION CORP.
TMP.COM INC.

By:	/s/ Andrew J. McKelvey
Name:	Andrew J. McKelvey
Title:	President

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

FINAID PAGE, L.L.C.

By:	FastWeb, LLC, its Managing Member

By:	/s/ Andrew J. McKelvey
	Name:	Andrew J. McKelvey
	Title:	President

CAREERBAY.COM LLC
By:	Monster Worldwide, Inc., its Managing Member

By:	/s/ Andrew J. McKelvey
	Name:	Andrew J. McKelvey
	Title:	Chairman and CEO

TMP ADVERTISING SERVICES, L.P.
By:	TMP Advertising Corporation, its General Partner

By:	/s/ Andrew J. McKelvey
	Name:	Andrew J. McKelvey
	Title:	President

TMP INTERACTIVE OF NEW YORK, LLC
By:	Monster Worldwide, Inc., its Managing Member

By:	/s/ Andrew J. McKelvey
	Name:	Andrew J. McKelvey
	Title:	Chairman and CEO

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Michael R. Langmeyer
	Name:	Michael R. Langmeyer
	Title:	Assistant Vice President

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Steven J. Melicharek
	Name:	Steven J. Melicharek
	Title:	SVP/CPO

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, as Syndication Agent and as a Lender

By:	/s/ Philippe Sandmeier
	Name:	Philippe Sandmeier
	Title:	Managing Director

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/s/ Anthony M. Buehler
	Name:	Anthony M. Buehler
	Title:	Vice President

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

BARCLAYS BANK PLC, as Lender
By:	/s/ Vincent Muldoon
	Name:	Vincent Muldoon
	Title:	Director-North America

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]

FIFTH THIRD BANK, as Lender
By:	/s/ George B. Davis
	Name:	George B. Davis
	Title:	Vice President

[Signature Page to Amendment No.1 to Amended and Restated Secured Revolving Credit Agreement]